1
CALVERT SOCIAL INVESTMENT FUND
EQUITY PORTFOLIO

Prospectus dated January 31, 1998, revised March 31, 1998
Date of Supplement: September 22, 1998


The following is added to the cover page of the Prospectus:

Effective September 22, 1998, Loomis, Sayles & Company, L.P. is no longer the investment subadvisor for the Calvert Social Investment Fund Equity Portfolio ("Equity Portfolio"). The Fund's Board of Trustees and investment advisor have retained Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), also effective September 21, 1998, to manage the Equity Portfolio. Atlanta Capital's principal business office is located at Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309. All references in the Prospectus to "Loomis, Sayles" or "Subadvisor" of the Equity Portfolio will refer to Atlanta Capital as of September 21, 1998.

Management of the Equity Portfolio will be undertaken by a team of investment professionals. The senior investment professional is Daniel W. Boone, III, CFA. Mr. Boone's primary responsibilities are in equity portfolio management and research. Before joining Atlanta Capital in 1976, he was with the international firm of Lazard Freres in New York. Prior to that, he was an analyst with the Wellington Management Company. Mr. Boone has earned an MBA from the Wharton School of The University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Thus, shareholders of the Equity Portfolio will receive a proxy statement to vote on approval of a new investment subadvisory agreement with Atlanta Capital which provides for Atlanta Capital to receive a subadvisory fee of 0.30% of Portfolio assets, to be paid by the investment advisor. Shareholders may also be asked to consider other matters concerning the Portfolio.